Exhibit 10.2

EXECUTION VERSION

FIRST INCREMENTAL AMENDMENT

FIRST INCREMENTAL AMENDMENT (this “Amendment”), to the Credit Agreement (as defined below), dated as of August 5, 2021 by and among Refficiency Holdings LLC, a Delaware limited liability company (the “Borrower”), Refficiency Intermediate LLC, a Delaware limited liability company (“Holdings”), the Guarantors party hereto, Jefferies Finance LLC, as the Administrative Agent and each of the Lenders party hereto. Capitalized terms used but not defined herein, including in this paragraph and the recitals below, shall have the meanings assigned to them in the Credit Agreement.

RECITALS:

WHEREAS, the Borrower is party to the Credit Agreement, dated as of December 16, 2020, by and among the Borrower, Holdings, the Guarantors from time to time party thereto, each Lender from time to time party thereto and Jefferies Finance LLC, as the Administrative Agent and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested a $25,000,000 increase in the aggregate Revolving Credit Commitments pursuant to Section 2.14(a) of the Credit Agreement (the “Revolver Increase”); and

WHEREAS, certain Lenders have agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide such new Revolving Credit Commitments.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

SECTION 1. Increase in Revolving Credit Commitments. Subject to and upon the terms and conditions set forth herein, the aggregate Revolving Credit Commitments shall increase from $65,000,000 to $90,000,000, and the Revolving Credit Commitment of each Revolving Credit Lender, after giving effect to such increase, shall be as set forth on Annex A attached hereto. The difference in Revolving Credit Commitments for each Revolving Credit Lender between those in effect prior to this Amendment and after giving effect to the Revolver Increase is referred to herein, with respect to each such Revolving Credit Lender, as the “Increased Commitment Amount”.

SECTION 2. Each of the parties hereto hereby agrees that the Revolving Credit Lenders shall be allocated their respective Pro Rata Share (after giving effect to this Amendment) of any outstanding L/C Obligations and Swing Line Loans outstanding prior to the First Incremental Facility Closing Date and notwithstanding anything in the Credit Agreement to the contrary, any Revolving Credit Exposure after the First Incremental Facility Closing Date shall be reallocated in accordance with the Pro Rata Share of Revolving Credit Lenders after giving effect to this Amendment.

SECTION 3. Representations of the Loan Parties. By its execution of this Amendment, each Loan Party hereby certifies that each of this Amendment and the Credit Agreement has been duly authorized by all necessary corporate, shareholder or other organizational action by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each such Loan Party in accordance with the terms hereof, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings, recordations and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries.

SECTION 4. Conditions. This Amendment shall become effective as of the first date (the “First Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:

(i) The Administrative Agent shall have received from each Loan Party and each Lender party hereto an executed counterpart hereof.

(ii) The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the First Incremental Facility Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(iii) As of the date hereof and immediately after giving effect to the First Incremental Facility Closing Date, No Default or Event of Default has occurred and is, or shall be, continuing.

(iv) The Administrative Agent shall have received documents and certificates relating to (A) the good standing of Holdings and the Borrower and organization and existence of the each of the Loan Parties, (B) the corporate or other authority to execute this Amendment and (C) the incumbency of the Responsible Officers of each of the Loan Parties executing this Amendment, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received for the benefit of each Lender party hereto a fee equal to 2.00% of such Lender’s Increased Commitment Amount (as defined in the recitals to this Amendment) and all reasonable and documented out-of-pocket costs and expenses required to be paid pursuant to Section 10.04 of the Credit Agreement to the extent invoiced no later than three (3) Business Days immediately preceding the date of this Amendment.

(vi) The Administrative Agent shall have received a legal opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties.

(vii) The Administrative Agent shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Revolving Credit Commitments) substantially in the form attached as Exhibit E-2 to the Credit Agreement.

(viii) The Borrower shall have paid to the Administrative Agent, for the ratable account of the Lenders holding Revolving Credit Loans and Revolving Credit Commitments immediately prior to the First Incremental Facility Closing Date, all accrued and unpaid interest and Revolving Committee Fees to, but not including, the First Incremental Facility Closing Date.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(b) AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

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SECTION 6. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantees and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents. Each Loan Party further acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Revolving Credit Commitment as increased by this Amendment and (ii) all such increased Obligations shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect as security for the Revolving Credit Commitments as increased by this Amendment.

SECTION 8. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect, and nothing herein can or may be construed as, or is intended as, a novation or substitution thereof or of any instruments executed in connection therewith or herewith. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by telecopier or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 10. Miscellaneous. This Amendment shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

REFFICIENCY INTERMEDIATE LLC, as Holdings

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Chief Financial Officer

REFFICIENCY HOLDINGS LLC, as the Borrower

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Chief Financial Officer

G1-THERMA BLOCKER, LLC

REFFICIENCY THERMA LLC,

THERMA INTERMEDIATE LLC

THERMA LLC

THERMA SERVICES HOLDINGS INC.

THERMA SERVICES LLC

YEAROUT LLC

YEAROUT MECHANICAL, LLC.

YEAROUT SERVICE, LLC

YEAROUT SUPPORT SERVICES LLC

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Chief Financial Officer

GILBERT MECHANICAL CONTRACTORS, LLC VARCOMAC LLC

By:	/s/ Phillip Le Bris
	Name:	Phillip Le Bris
	Title:	Vice President

RE TECH ADVISORS, LLC

By:	/s/ Deborah Cloutier
	Name:	Deborah Cloutier
	Title:	President

[Signature Page to First Incremental Amendment]

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ John Koehler
	Name:	John Koehler
	Title:	Managing Director

JEFFERIES FINANCE LLC, as Swing Line Lender, L/C Issuer and a Revolving Credit Lender

By:	/s/ John Koehler
	Name:	John Koehler
	Title:	Managing Director

[Signature Page to First Incremental Amendment]

SOCIÉTÉ GENERALE, as a Revolving Credit Lender and an L/C Issuer

By:	/s/ Pranav Chandra
	Name:	Pranav Chandra
	Title:	Managing Director

[Signature Page to First Incremental Amendment]

BANK OF MONTREAL, as a Revolving Credit Lender and an L/C Issuer

By:	/s/ Dmitry Lepenkov
	Name:	Dmitry Lepenkov
	Title:	Vice President

[Signature Page to First Incremental Amendment]

MUFG UNION BANK, N.A., as a Revolving Credit Lender and an L/C Issuer

By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

[Signature Page to First Incremental Amendment]

BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as a Revolving Credit Lender

By:	/s/ Eric Liaw
	Name:	Eric Liaw
	Title:	Senior Managing Director

[Signature Page to First Incremental Amendment]